UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street
Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 357-7310

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Credit Facility Amendment

On November 10, 2014, in connection with the replacement of the Midstream Credit Facility (as defined herein) with the Water Facility (as defined herein), Antero Resources Corporation (the “Company”) entered into a Fifteenth Amendment (the “Fifteenth Amendment”) to its Fourth Amended and Restated Credit Agreement with the lenders party thereto and J.P. Morgan Chase Bank, N.A., as administrative agent (the “Company Credit Agreement”).  The Fifteenth Amendment amended the Company Credit Agreement to, among other things, make changes to permit the replacement of the Midstream Credit Facility with the Water Facility, including to replace references in the Company Credit Agreement to the “Midstream Facility” with references to the “Water Facility.”

The foregoing description is qualified in its entirety by reference to the full text of the Fifteenth Amendment, which is filed as Exhibits 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Amended and Restated Contribution Agreement

In October 2013, in connection with the initial public offering of the Company’s common stock, the Company entered into a contribution agreement (the “Contribution Agreement”) with Antero Resources Midstream LLC, a limited liability company that was converted into Antero Resources Partners LP (the “Partnership”), pursuant to which the Company agreed to contribute its midstream business to, and enter into operational agreements with, the Partnership. On November 10, 2014, in connection with the closing of the initial public offering of common units representing limited partner interests in the Partnership (the “Offering”), the Company and the Partnership amended and restated the Contribution Agreement (as amended and restated, the “A&R Contribution Agreement”).

Pursuant to the A&R Contribution Agreement, the Company contributed to the Partnership 100% of the membership interests in an entity that owned the Company’s gathering and compression assets.  Under the terms of the A&R Contribution Agreement, the Company granted the Partnership an option for two years to purchase the Company’s fresh water distribution system at fair market value, with a right of first offer thereafter.  In addition, the Company assigned to the Partnership (i) its option to participate for up to a 20% non-operating equity interest in the 800-mile Energy Transfer LLC Rover Pipeline Project and (ii) its right to participate for up to a 15% non-operating equity interest in an unnamed 50-mile regional gathering pipeline extension.

The foregoing description is qualified in its entirety by reference to the full text of the A&R Contribution Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Gathering Agreement

On November 10, 2014, in connection with the closing of the Offering, Antero entered into a 20-year gas gathering and compression agreement (the “Gathering Agreement”) with Antero Midstream LLC (“Midstream Operating”), a wholly owned subsidiary of the Partnership.  Pursuant to the Gathering Agreement, the Company agreed to dedicate all of its current and future and acreage in West Virginia, Ohio and Pennsylvania to Midstream Operating, so long as such production is not otherwise subject to a pre-existing dedication to third-party gathering systems. In addition, if the Company acquires any gathering facilities, it is required to offer such gathering facilities to Midstream Operating at the Company’s cost.

Under the Gathering Agreement, Midstream Operating will receive a low-pressure gathering fee of $0.30 per Mcf, a high-pressure gathering fee of $0.18 per Mcf and a compression fee of $0.18 per Mcf, in each case subject to price adjustments based on the consumer price index (“CPI”). Midstream Operating’s handling and treating of condensate is priced on a cost of services basis. If and to the extent the Company requests that Midstream Operating construct new high-pressure lines and compressor stations requested by the Company, the Gathering Agreement contains minimum volume commitments that require the Company to utilize or pay for 75% and 70%, respectively, of the capacity of such new construction. Additional high-pressure lines and compressor stations installed on Midstream Operating’s own initiative are not subject to such volume commitments.

Midstream Operating also has an option to gather and compress natural gas produced by the Company on any acreage it acquires in the future outside of West Virginia, Ohio and Pennsylvania on the same terms and conditions. In the event that Midstream Operating does not exercise this option, the Company will be entitled to obtain gathering and compression services and dedicate production from limited areas to such third-party agreements from third parties.

In return for the Company’s acreage dedication, Midstream Operating has agreed to gather, compress, dehydrate and redeliver all of the Company’s dedicated natural gas on a firm commitment, first-priority basis. Midstream Operating may perform all services under the Gathering Agreement or it may perform such services through third parties. In the event that Midstream Operating does not perform its obligations under the Gathering Agreement, the Company will be entitled to certain rights and procedural remedies thereunder.

Pursuant to the Gathering Agreement, Midstream Operating has also agreed to build to and connect all of the Company’s wells producing dedicated natural gas, subject to certain exceptions, upon 180 days’ notice by the Company. In the event of late connections, the Company’s natural gas will temporarily not be subject to the dedication. Midstream Operating is entitled to compensation under the Gathering Agreement for capital costs incurred if a well does not commence production within 30 days following the target completion date for the well set forth in the notice from the Company.

Midstream Operating has agreed to install compressor stations at the Company’s direction, but will not be responsible for inlet pressures or for pressuring natural gas to enter downstream facilities if the Company has not directed us to install sufficient compression. Additionally, Midstream Operating will provide high-pressure gathering pursuant to the Gathering Agreement.

Upon completion of the initial 20-year term, the Gathering Agreement will continue in effect from year to year until such time as the agreement is terminated, effective upon an anniversary of the effective date of the agreement, by either Midstream Operating or the Company on or before the 180th day prior to the anniversary of such effective date.

The foregoing description is qualified in its entirety by reference to the full text of the Gathering Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference

Right of First Offer Agreement

On November 10, 2014, in connection with the closing of the Offering, Antero entered into a Right of First Offer Agreement (the “ROFO Agreement”) with Midstream Operating. Pursuant to the ROFO Agreement, the Company has agreed, subject to certain exceptions, not to procure any gas processing or NGLs fractionation, transportation or marketing services with respect to its production (other than production subject to a pre-existing dedication) without first offering Midstream Operating the right to provide such services.

The Company’s request for offer will describe the production that will be dedicated under the resulting agreement and the capacities of the facilities it desires and, if applicable, details of the facility the Company has acquired or proposes to acquire. The Company is permitted concurrently to seek offers from third parties for the same services on the same terms and conditions, but Midstream Operating has a right to match the fees offered by any third-party. The Company will only be permitted to obtain these services from third parties if Midstream Operating either does not make an offer or does not match a competing third-party offer. The process could result in the Company obtaining certain of the required services from Midstream Operating (for example, gas processing) and certain of such services (for example, NGLs fractionation and related services) from a third-party. Midstream Operating’s right of first offer does not apply to production that is subject to a pre-existing dedication. The ROFO Agreement has a 20-year term.

Pursuant to the procedures provided for in the ROFO Agreement, if Midstream Operating’s offer prevails, the Company will enter into a gas processing agreement or other appropriate services agreement with Midstream Operating and, if applicable, transfer the acquired facility to Midstream Operating for the price for which the Company acquired it. Relevant production will be dedicated under such agreement. Midstream Operating will provide the relevant services for the offered fees, subject to a CPI-based adjustment, and the Company will be obligated to deliver minimum daily volumes or pay fees for any deficiencies in deliveries. Midstream Operating may perform all services under the gas processing or other services agreement or may perform such services through third parties. In the event that Midstream Operating does not perform its obligations under the agreement, the Company will be entitled to certain rights and procedural remedies thereunder.

If, pursuant to the foregoing procedures, the Company enters into a gas processing agreement with Midstream Operating, Midstream Operating has agreed to construct or cause to be constructed a processing plant to process the dedicated natural gas, except to the extent rendered unnecessary if the Company is transferring an acquired facility to Midstream Operating. If the Company requires additional capacity in the future at the plant at which Midstream Operating is providing the services, Midstream Operating will have the option to provide such additional capacity on the same terms and conditions. In the event that Midstream Operating does not exercise this option, the Company will be entitled to obtain proposals from third parties to process such production.

The foregoing description is qualified in its entirety by reference to the full text of the ROFO Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

License Agreement

On November 10, 2014, in connection with the closing of the Offering, the Company entered into a license agreement (the “License Agreement”) with the Partnership.  Pursuant to the License Agreement, the Company agreed to grant the Partnership the right to use certain Antero-related names and trademarks in connection with the Partnership’s operation of the gathering and processing assets.

The foregoing description is qualified in its entirety by reference to the full text of the License Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03                                           Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangements of Registrant.

The information included under the heading “Credit Facility Amendment” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 8.01                                           Other Information.

On November 7, 2014, Midstream Operating entered into a Fourth Amendment (the “Fourth Amendment”) to its Credit Agreement with the lenders party thereto and J.P. Morgan Chase Bank, N.A., as administrative agent (the “Midstream Credit Facility”).  The Fourth Amendment provided for an increase in the commitments thereunder to $600 million.

On November 10, 2014, the Midstream Credit Facility was replaced by a sub-facility (the “Water Facility”) with Antero Water LLC, a wholly owned subsidiary of the Company (“Antero Water”), that provides for separate borrowings attributable to the Company’s water services business.  The Water Facility contains covenants that are substantially identical to those under the Company Credit Agreement.  Aggregate commitments under the Water Facility are $200 million.  In accordance with the Company Credit Agreement and the Water Facility, borrowings under the Water Facility reduce availability under the Company Credit Agreement on a dollar-for-dollar basis.  The Water Facility will mature at the earliest to occur of (i) the disposition of all the assets of Antero Water, (ii) the disposition of all of the equity interests in Antero Water to the Partnership or (iii) May 12, 2016.

The Company Credit Agreement and the Water Facility are ratably secured by mortgages on substantially all of the Company’s properties and guarantees from the Company or its subsidiaries, as applicable. The Company Credit Agreement and the Water Facility contain certain covenants, including restrictions on indebtedness. Interest is payable at a variable rate based on LIBOR or the prime rate based on Antero’s election at the time of borrowing.

The foregoing description is qualified in its entirety by reference to the full text of the Fourth Amendment and the Fifth Amendment, which are filed as Exhibits 10.6 and Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01.                        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1

Fifteenth Amendment to Fourth Amended and Restated Credit Agreement, dated as of November 10, 2014, by and among Antero Resources Corporation, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent.

10.2

Amended and Restated Contribution Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream Partners LP (incorporated by reference to Exhibit 10.1 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.3

Gathering and Compression Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream LLC (incorporated by reference to Exhibit 10.2 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.4

Right of First Offer Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream LLC (incorporated by reference to Exhibit 10.3 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.5

License Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream Partners LP (incorporated by reference to Exhibit 10.4 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.6

Fourth Amendment to Credit Agreement, dated as of November 7, 2014, by and among Antero Midstream LLC, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent.

10.7

Fifth Amendment to Credit Agreement, dated as of November 10, 2014, by and among Antero Water LLC, as assignee of Antero Midstream LLC, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President, Chief Financial Officer and Secretary

Dated: November 17, 2014

EXHIBIT INDEX

Exhibit Number	Description
10.1

Fifteenth Amendment to Fourth Amended and Restated Credit Agreement, dated as of November 10, 2014, by and among Antero Resources Corporation, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent.

10.2

Amended and Restated Contribution Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream Partners LP (incorporated by reference to Exhibit 10.1 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.3

Gathering and Compression Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream LLC (incorporated by reference to Exhibit 10.2 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.4

Right of First Offer Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream LLC (incorporated by reference to Exhibit 10.3 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.5

License Agreement, dated as of November 10, 2014, by and between Antero Resources Corporation and Antero Midstream Partners LP (incorporated by reference to Exhibit 10.4 to Antero Midstream Partners LP’s Current Report on Form 8-K filed November 17, 2014, File No. 001-36719).

10.6

Fourth Amendment to Credit Agreement, dated as of November 7, 2014, by and among Antero Midstream LLC, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent.

10.7

Fifth Amendment to Credit Agreement, dated as of November 10, 2014, by and among Antero Water LLC, as assignee of Antero Midstream LLC, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent.